Exhibit 10.5

MODIFICATION NUMBER ONE
TO PROMISSORY NOTE

Force Protection, Inc.
9801 Highway 78
Ladson, South Carolina 29456

Force Protection Technologies, Inc.
9801 Highway 78
Ladson, South Carolina 29456

Force Protection Industries, Inc.
9801 Highway 78
Ladson, South Carolina 29456
(Individually and collectively, “Borrower”)

Wachovia Bank, National Association
177 Meeting Street, Suite 450
Charleston, South Carolina 29401
(Hereinafter referred to as “Bank”)

THIS AGREEMENT is entered into effective as of September 30, 2007 by and between Bank and Borrower.

RECITALS

Bank is the holder of a Promissory Note, as modified from time to time, executed and delivered by Borrower, dated July 19, 2007, in the original principal amount of $50,000,000.00 (the “Note”);

Borrower and Bank have agreed to modify the terms of the Note.

In consideration of Bank’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the Obligations under the Note is correct.

MODIFICATIONS.

The Note is hereby modified by deleting the provisions in the Note establishing the repayment terms and substituting the following in their place and stead:

REPAYMENT TERMS. The Note shall be due and payable in consecutive monthly payments of accrued interest only, commencing on September 30, 2007, and continuing on the same day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on January 9, 2008.

ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of this date, all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

COLLATERAL. Borrower acknowledges and confirms that there have been no changes in the ownership of any collateral pledged to secure the Obligations (the “Collateral”) since the Collateral was originally pledged; Borrower acknowledges and confirms that the Bank has existing, valid first priority security interests and liens in the Collateral; and that such security interests and liens shall secure Borrower’s Obligations, including any modification of the Note or Loan Agreement, if any, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.

RENEWAL FEE. Borrower shall pay to Bank a renewal fee of $100,000 at the signing of this Agreement. Upon closing a syndicated credit facility with Wachovia Capital Markets as sole lead arranger and book runner, all of this fee will be credited toward any fees charged under such syndicated credit facility.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state’s conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note. LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING BANK BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG

THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE. Final Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent agreements of the parties. There are no unwritten agreements between the parties.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT.

IN WITNESS WHEREOF, the undersigned have duly signed and sealed this Agreement the day and year first above written.

Force Protection, Inc.

By:	/s/ Michael S. Durski	(SEAL)
Michael S. Durski, Chief Financial Officer and Treasurer

Force Protection Technologies, Inc.

By:	/s/ Michael S. Durski	(SEAL)
Michael S. Durski, Chief Financial Officer and Treasurer

Force Protection Industries, Inc.

By:	/s/ Michael S. Durski	(SEAL)
Michael S. Durski, Chief Financial Officer and Treasurer

Wachovia Bank, National Association

By:	/s/ Guy M. Meares	(SEAL)
Guy M. Meares, III, Senior Vice President